UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934


                Date of report (date of earliest event reported)
                      November 17, 2006 (November 13, 2006)

                           Blue Dolphin Energy Company
             (Exact name of registrant as specified in its charter)



           Delaware                        0-15905                73-1268729
(State or other jurisdiction of   (Commission file number)    (I.R.S. Employer
 Incorporation or organization)                              Identification No.)


                  801 Travis, Suite 2100, Houston, Texas 77002
                    (Address of principal executive offices)


                                 (713) 227-7660
                          (Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

     On November 6, 2006, the Board of Directors of Blue Dolphin Energy Company (the "Company") approved the Company's entry into Indemnification Agreements with members of the Board of Directors and executive officers of the Company, providing for indemnification of such directors and employees in certain circumstances. The Indemnification Agreement does not increase the extent or scope of indemnification provided to directors and executive officers under the Company's Amended and Restated Certificate of Incorporation or Amended and Restated Bylaws. Under the Indemnification Agreements, the Company will be obligated to indemnify each director and executive officer in certain circumstances and upon certain conditions against expenses, judgments, fines and settlement amounts incurred by such director or executive officer. The Indemnification Agreements also establish procedures and other agreements pertaining to such obligations of the Company and includes other provisions that the Company believes are customary. The foregoing description of the Indemnification Agreements is qualified in its entirety by reference to the complete text of the form of Indemnification Agreement, a copy of which is attached as Exhibit 99.1 to this report.

     Although the Board approved the Company's entry into the Indemnification Agreements with all members of the Board of Directors, the Company entered into an Indemnification Agreement only with F. Gardner Parker on November 13, 2006. The Company may from time to time enter into additional Indemnification Agreements with existing and future directors and executive officers.

     Effective November 14, 2006, Mr. Parker tendered his resignation as a member of the board of directors of the Company. The resignation was not related to any disagreement between Mr. Parker and the Company. In connection with Mr. Parker's resignation, the Company and Mr. Parker entered into a Director Separation Agreement (the "Separation Agreement"), pursuant to which Mr. Parker will receive $9,000.00 in payment of director fees he would have received through the Company's annual meeting in May 2007. The foregoing description of the Separation Agreement is qualified in its entirety by reference to the complete text of the Separation Agreement, a copy of which is filed as Exhibit
99.2 to this report.


     ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS

          (c)        Exhibits

                     99.1     Form of Indemnification Agreement.

                     99.2     Separation Agreement





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

                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:   November 17, 2006.

                                            BLUE DOLPHIN ENERGY COMPANY

                                            /s/ Gregory W. Starks
                                            ------------------------------------
                                            By:  Gregory W. Starks
                                            Vice President, Treasurer, Secretary




















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

                                INDEX TO EXHIBITS


Exhibit       Description of Exhibit
-------       ----------------------

99.1          Form of Indemnification Agreement.

99.2          Separation Agreement




















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